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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                     Saturn Electronics & Engineering, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



         a Michigan corporation                          38-2622745
         ----------------------                          ----------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)



255 Rex Boulevard, Auburn Hills, Michigan                   48326
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(Address of principal executive offices)                  (Zip Code)


Securities Act registration statement file number to which this form relates:
333-33472


Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class              Name of each exchange on which
           to be so registered              each class is to be registered
           -------------------              ------------------------------

       Common Shares, No Par Value          New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None




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Item 1.  Description of Registrant's Securities
         to be Registered

         The Registrant hereby incorporates by reference the discussion under the heading "Description of Capital Stock" found on pages 50 to 51 of the Registrant's Registration Statement on Form S-1, File No. 333-33472. Any prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Act shall be deemed to be incorporated by reference into this registration statement.



Item 2.  Exhibits

All exhibits required by Instruction II to Item 2 will be supplied to the New York Stock Exchange.



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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, there duly authorized.



                                      SATURN ELECTRONICS &
                                      ENGINEERING, INC.


                                      By: /s/
                                         ---------------------------------------
                                           Wallace K. Tsuha, Jr.,
                                           Chairman, Chief Executive Officer
                                           and President

Dated:  August 7, 2000